[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) RESEARCH
SERIES

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
Jeffrey L. Shames*                     Massachusetts Financial Services Company
Chairman, Chief Executive              500 Boylston Street
Officer, and Director, MFS             Boston, MA 02116-3741
Investment Management(R)
                                       DISTRIBUTOR
Nelson J. Darling, Jr.                 MFS Fund Distributors, Inc.
Professional Trustee                   500 Boylston Street
                                       Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                         SHAREHOLDER SERVICE CENTER
Capitol Entertainment                  MFS Service Center, Inc.
Management Company;                    P.O. Box 2281
Real Estate Consultant                 Boston, MA 02107-9906

ASSOCIATE DIRECTOR OF                  For additional information,
  EQUITY RESEARCH                      contact your financial adviser.
Alec C. Murray*
                                       CUSTODIAN
CHAIRMAN AND PRESIDENT                 State Street Bank and Trust Company
Jeffrey L. Shames*
                                       AUDITORS
TREASURER                              Deloitte & Touche LLP
W. Thomas London*
                                       WORLD WIDE WEB
ASSISTANT TREASURERS                   www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of 23.39%, compared to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular unmanaged index of common stock total return performance.

Regarding the underperformance of the Series in comparison to the S&P 500, it pays to bear in mind that this portfolio is truly a "best ideas" portfolio that invests in what we feel are strong stocks regardless of their market capitalizations or industry sectors. The roller-coaster ride that the market has been on in the past few months has been driven by a narrow band of large-capitalization, multinational companies, while the portfolio has significant holdings in small- and mid-cap stocks. As a result, this portfolio does not move in lock-step with the S&P 500, and we feel this flexibility will better position the portfolio for long-term growth as the valuation gap between large and small companies closes. We manage the portfolio through MFS Original Research(R), whereby we select companies that we feel can demonstrate earnings growth in a variety of market conditions. This approach is very important in a market such as this one in which we see few companies with the ability to raise prices on their products.

While volatility bothers some investors, we believe it has created some compelling bargains for what we feel are fundamentally sound companies. We tried to take advantage of these during the market's downturn and added to positions that had shown weaker stock prices but still demonstrated a sound fundamental outlook. Now, with share prices rebounding across market capitalizations, we are paying additional attention to companies' valuations. If we find instances of valuations that are not supported by stocks' fundamentals, we will pare back our positions in an attempt to preserve any possible gains for investors.

Two of our best ideas are MCI WorldCom and Lucent Technologies, both of which are benefiting from the growth in demand for data communications products. We believe MCI WorldCom has achieved the best strategic position in the industry by focusing on the business market, which is the fastest-growing and most profitable segment of the data communications and Internet arena. It is also expanding internationally and has been successfully taking market share from larger, more-entrenched European telecommunications companies, many of which were formerly nationalized industries. MCI is following the same entrepreneurial model in Europe that it did in the United States, where it had similar success in competition with AT&T. Finally, we feel the stock's current valuation, or the ratio of its share price to its projected earnings, is attractive at 22 times 1999 earnings estimates. Lucent Technologies is the leading telecommunications equipment supplier in the United States. It continues to benefit from increased capital spending, as telecommunications companies such as MCI WorldCom and AT&T spend to accommodate the growth in data and Internet traffic. Lucent is also increasing its market share overseas. Though the stock is not inexpensive at 40 times its estimated 1999 earnings growth, we believe that its strong growth justifies its valuation.

We continue to be overweighted in growth areas such as technology, health care, and consumer staples. In technology the Series features Microsoft, our largest holding, Cisco, Intel, and Oracle. We see positive prospects for continued earnings growth in these companies as very positive as the world's corporations continue to leverage all types of technology to reduce costs and boost productivity. In health care, our weightings have changed little from one year ago and include major pharmaceutical companies such as Pfizer, American Home Products, and Bristol-Myers Squibb, all of which have strong product pipelines and should benefit from the worldwide trend toward increased prescription volume. We also have large holdings in consumer staples companies such as Colgate Palmolive and Clorox, both of which we see as benefiting from continued consumer confidence in a growing economy.

On the flip side, we are underweighted in a number of cyclical and commodity-driven industries such as oil, chemical, and paper and forest products. We see these industries suffering from pricing pressures that have hurt their ability to generate consistent earnings growth.

MFS' commitment to research has not wavered since the company's inception in 1924. However, it's fair to say that the process has evolved. In 1924, MFS had virtually no dedicated analysts. Portfolio managers did their own research and made the investment decisions, and that heritage of informed stock selection is deeply ingrained in our corporate culture. We started our internal research department in 1932, and today we have a large global team of analysts who examine individual companies firsthand by meeting with company managements, interviewing customers, quizzing suppliers, and evaluating new products. This experience is important in building our track record, as seasoned MFS investment professionals pass along their knowledge and the corporate culture to new analysts.

Respectfully,

/s/ Alec C. Murray

Alec C. Murray
Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are only through the end of the period of the report as stated on the cover. The director's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.



This report is prepared for the general information of contract holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

OBJECTIVE AND POLICIES

The Series seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Size: $567.8 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1995, through December 31, 1998)

                              MFS          S&P 500        Consumer
                           Research       Composite     Price Index
                            Series          Index         - U.S.
               ----------------------------------------------------
               8/95        $10,000        $10,000        $10,000
               12/95        11,062         11,080         10,060
               12/96        13,530         13,620         10,400
               12/97        16,270         18,170         10,580
               12/98        20,080         23,355         10,767


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                            1 Year     3 Years    10 Years/Life
-------------------------------------------------------------------------------
MFS Research Series*                       +23.39%     +21.99%          +22.52%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**    +28.58%     +28.23%          +28.16%
-------------------------------------------------------------------------------
Consumer Price Index**+                    + 1.80%     + 2.30%          + 2.19%
-------------------------------------------------------------------------------

 * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1998.
** Source: CDA/Wiesenberger. "Life" refers to the period from August 1, 1995, through December 31, 1998.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Stocks - 96.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.6%
  Aerospace - 2.7%
    Lockheed-Martin Corp.                                                38,700           $  3,279,825
    United Technologies Corp.                                           110,900             12,060,375
                                                                                          ------------
                                                                                          $ 15,340,200
------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Federal-Mogul Corp.                                                  45,800           $  2,725,100
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.4%
    Bank of New York, Inc.                                              125,700           $  5,059,425
    Chase Manhattan Corp.                                                71,264              4,850,406
    Wells Fargo Co.*                                                     94,850              3,788,072
                                                                                          ------------
                                                                                          $ 13,697,903
------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Sun Microsystems, Inc.*                                              64,500           $  5,522,812
    Xerox Corp.                                                          45,700              5,392,600
                                                                                          ------------
                                                                                          $ 10,915,412
------------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    Modis Professional Services, Inc.*                                   75,200           $  1,090,400
------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Cambrex Corp.                                                        50,900           $  1,221,600
    E. I. du Pont de Nemours & Co.                                       33,500              1,777,594
                                                                                          ------------
                                                                                          $  2,999,194
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.2%
    Microsoft Corp.*                                                    214,400           $ 29,734,600
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    EMC Corp.*                                                           53,500           $  4,547,500
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 7.5%
    BMC Software, Inc.*                                                 166,700           $  7,428,569
    Cadence Design Systems, Inc.*                                       165,450              4,922,137
    Computer Associates International, Inc.                             153,125              6,526,953
    Compuware Corp.*                                                    100,200              7,828,125
    Oracle Corp.*                                                       295,600             12,747,750
    Synopsys, Inc.*                                                      56,900              3,086,825
                                                                                          ------------
                                                                                          $ 42,540,359
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 11.0%
    Monsanto Co.                                                         98,800           $  4,693,000
    Black & Decker Corp.                                                 29,900              1,676,269
    Clorox Co.                                                           41,100              4,800,994
    Colgate-Palmolive Co.                                                57,600              5,349,600
    Dial Corp.                                                          145,600              4,204,200
    Gillette Co.                                                        119,900              5,792,669
    Newell Co.                                                           62,000              2,557,500
    Philip Morris Cos., Inc.                                            145,100              7,762,850
    Procter & Gamble Co.                                                 87,200              7,962,450
    Tyco International Ltd.                                             231,674             17,476,907
                                                                                          ------------
                                                                                          $ 62,276,439
------------------------------------------------------------------------------------------------------
  Containers - 0.6%
    Smurfit Stone Container Corp.*                                      222,885           $  3,524,369
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.5%
    Emerson Electric Co.                                                135,700           $  8,209,850
------------------------------------------------------------------------------------------------------
  Electronics - 3.0%
    Analog Devices, Inc.*                                               197,366           $  6,192,358
    Intel Corp.                                                          79,600              9,437,575
    Lattice Semiconductor Corp.*                                         29,200              1,340,463
                                                                                          ------------
                                                                                          $ 16,970,396
------------------------------------------------------------------------------------------------------
  Entertainment - 4.2%
    CBS Corp.                                                           186,600           $  6,111,150
    Disney (Walt) Co.                                                   215,200              6,456,000
    Jacor Communications, Inc.*                                           4,100                263,937
    MediaOne Group, Inc.*                                                88,300              4,150,100
    Time Warner, Inc.                                                   106,400              6,603,450
                                                                                          ------------
                                                                                          $ 23,584,637
------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.8%
    American Express Co.                                                 29,400           $  3,006,150
    Associates First Capital Corp., "A"                                 139,692              5,919,449
    Bear Stearns Cos., Inc.                                              75,700              2,829,288
    CIT Group, Inc., "A"                                                 73,700              2,344,581
    Citigroup, Inc.                                                      64,500              3,192,750
    Federal Home Loan Mortgage Corp.                                    103,100              6,643,506
    Federal National Mortgage Assn.                                      79,700              5,897,800
    First Union Corp.                                                   100,756              6,127,224
    Morgan Stanley Dean Witter & Co.                                     40,000              2,840,000
                                                                                          ------------
                                                                                          $ 38,800,748
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.0%
    Archer-Daniels-Midland Co.                                          142,030           $  2,441,141
    Dean Foods Co.                                                       44,700              1,824,319
    Hershey Foods Corp.                                                  74,400              4,626,750
    Hormel Foods Corp.                                                   47,800              1,565,450
    McCormick & Co., Inc.                                                59,100              1,998,319
    Ralston-Ralston Purina Co.                                          136,300              4,412,712
                                                                                          ------------
                                                                                          $ 16,868,691
------------------------------------------------------------------------------------------------------
  Insurance - 6.0%
    Allstate Corp.                                                       46,100           $  1,780,613
    CIGNA Corp.                                                          55,600              4,298,575
    Conseco, Inc.                                                       123,290              3,768,051
    Equitable Cos., Inc.                                                104,800              6,065,300
    Hartford Financial Services Group, Inc.                              87,900              4,823,512
    Lincoln National Corp.                                               83,500              6,831,344
    Nationwide Financial Services, Inc., "A"                             54,200              2,801,462
    ReliaStar Financial Corp.                                            81,514              3,759,833
                                                                                          ------------
                                                                                          $ 34,128,690
------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Federal Signal Corp.                                                 45,600           $  1,248,300
------------------------------------------------------------------------------------------------------
  Manufacturing - 0.2%
    Illinois Tool Works, Inc.                                            18,000           $  1,044,000
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.4%
    American Home Products Corp.                                        222,400           $ 12,523,900
    Bristol-Myers Squibb Co.                                             51,900              6,944,869
    Pfizer, Inc.                                                         87,200             10,938,150
                                                                                          ------------
                                                                                          $ 30,406,919
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.0%
    Cardinal Health, Inc.                                                47,300           $  3,588,888
    Guidant Corp.                                                        73,900              8,147,475
    HBO & Co.                                                           362,700             10,404,956
    HealthSouth Corp.*                                                  334,176              5,158,842
    United Healthcare Corp.                                             153,300              6,601,481
                                                                                          ------------
                                                                                          $ 33,901,642
------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Cooper Cameron Corp.*                                                33,500           $    820,750
------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Mobil Corp.                                                          14,500           $  1,263,313
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Browning Ferris Industries, Inc.                                     84,100           $  2,391,594
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.0%
    Cendant Corp.*                                                      121,500           $  2,316,094
    CKE Restaurants, Inc.                                               110,990              3,267,268
    McDonalds Corp.                                                      73,400              5,624,275
                                                                                          ------------
                                                                                          $ 11,207,637
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.4%
    Newport News Shipbuilding, Inc.                                      71,800           $  2,400,812
------------------------------------------------------------------------------------------------------
  Stores - 6.4%
    American Stores Co.                                                  45,900           $  1,695,431
    CompUSA, Inc.*                                                      117,900              1,540,069
    CVS Corp.                                                           136,200              7,491,000
    Dayton Hudson Corp.                                                  98,500              5,343,625
    Home Depot, Inc.                                                     69,500              4,252,531
    Office Depot, Inc.*                                                  98,200              3,627,263
    Rite Aid Corp.                                                      227,300             11,265,556
    TJX Cos., Inc.                                                       41,100              1,191,900
                                                                                          ------------
                                                                                          $ 36,407,375
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.9%
    Albertsons, Inc.                                                     27,300           $  1,738,669
    Meyer (Fred), Inc.*                                                 122,600              7,386,650
    Safeway, Inc.*                                                      123,800              7,544,062
                                                                                          ------------
                                                                                          $ 16,669,381
------------------------------------------------------------------------------------------------------
  Telecommunications - 7.3%
    3Com Corp.*                                                          90,100           $  4,037,606
    Aspect Telecommunications Corp.*                                     61,500              1,060,875
    Cisco Systems, Inc.*                                                 88,275              8,193,023
    Intermedia Communications, Inc.*                                     58,900              1,016,025
    Lucent Technologies, Inc.                                            55,700              6,127,000
    MCI WorldCom, Inc.*                                                 215,241             15,443,542
    Sprint Corp.                                                         55,900              4,702,587
    Sprint PCS*                                                          27,900                645,188
                                                                                          ------------
                                                                                          $ 41,225,846
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    CalEnergy Co., Inc.*                                                 88,300           $  3,062,906
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Columbia Energy Group                                                34,600           $  1,998,150
    KN Energy, Inc.                                                      66,800              2,429,850
                                                                                          ------------
                                                                                          $  4,428,000
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $514,432,963
------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.9%
  Bermuda - 0.8%
    Ace Ltd. (Insurance)                                                 80,000           $  2,755,000
    EXEL Ltd., "A" (Insurance)                                           22,319              1,673,925
                                                                                          ------------
                                                                                          $  4,428,925
------------------------------------------------------------------------------------------------------
  France - 0.7%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                 167,900           $  4,103,056
------------------------------------------------------------------------------------------------------
  Italy - 0.8%
    San Paolo-Imi S.p.A (Banks and Credit Cos.)                         249,366           $  4,409,281
------------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    ING Groep N.V. (Financial Services)*                                 93,145           $  5,674,436
------------------------------------------------------------------------------------------------------
  Switzerland
    Amoco Corp. (Oils)                                                    6,500           $    383,500
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    British Aerospace PLC (Aerospace and Defense)*                      359,698           $  3,061,087
    British Petroleum PLC, ADR (Oils)                                   103,774              9,858,530
    Jarvis Hotels PLC (Restaurants and Lodging)+                        369,700                717,556
    LucasVarity PLC (Automotive)                                        371,800              1,239,726
                                                                                          ------------
                                                                                          $ 14,876,899
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 33,876,097
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $444,806,329)                                              $548,309,060
------------------------------------------------------------------------------------------------------

Short-Term Obligation - 4.3%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank due 1/04/99, at Amortized Cost               $24,280           $ 24,271,300
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $469,077,629)                                         $572,580,360

Other Assets, Less Liabilities - (0.8)%                                                     (4,802,808)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $567,777,552
------------------------------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $469,077,629)             $572,580,360
  Cash                                                                    18,978
  Receivable for Series shares sold                                    1,199,623
  Receivable for investments sold                                      2,370,763
  Interest and dividends receivable                                      323,954
  Deferred organization expenses                                           2,883
  Other assets                                                             1,873
                                                                    ------------
      Total assets                                                  $576,498,434
                                                                    ------------
Liabilities:
  Payable for Series shares reacquired                              $    281,357
  Payable for investments purchased                                    8,361,946
  Payable to affiliates -
    Management fee                                                        11,560
    Shareholder servicing agent fee                                          539
  Accrued expenses and other liabilities                                  65,480
                                                                    ------------
      Total liabilities                                             $  8,720,882
                                                                    ------------
Net assets                                                          $567,777,552
                                                                    ============
Net assets consist of:
  Paid-in capital                                                   $458,770,007
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     103,502,108
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                  4,188,027
  Accumulated undistributed net investment income                      1,317,410
                                                                    ------------
      Total                                                         $567,777,552
                                                                    ============
Shares of beneficial interest outstanding                            29,806,071
                                                                     ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $19.05
                                                                       ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 3,971,852
    Interest                                                            945,583
    Foreign taxes withheld                                              (72,555)
                                                                    -----------
      Total investment income                                       $ 4,844,880
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,066,232
    Trustees' compensation                                                1,971
    Shareholder servicing agent fee                                     143,089
    Administrative fee                                                   48,598
    Custodian fee                                                       147,112
    Printing                                                             90,074
    Auditing fees                                                         8,571
    Legal fees                                                            1,975
    Amortization of organization expenses                                 1,837
    Miscellaneous                                                         9,619
                                                                    -----------
      Total expenses                                                $ 3,519,078
    Fees paid indirectly                                                (14,290)
                                                                    -----------
      Net expenses                                                  $ 3,504,788
                                                                    -----------
        Net investment income                                       $ 1,340,092
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 5,924,035
    Foreign currency transactions                                       (16,216)
                                                                    -----------
      Net realized gain on investments and foreign
        currency transactions                                       $ 5,907,819
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $78,554,977
    Translation of assets and liabilities in foreign
      currencies                                                         (1,829)
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $78,553,148
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $84,460,967
                                                                    -----------
          Increase in net assets from operations                    $85,801,059
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                   1998                    1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  1,340,092            $    611,791
  Net realized gain on investments and foreign currency
    transactions                                                     5,907,819               7,534,897
  Net unrealized gain on investments and foreign currency
    translation                                                     78,553,148              23,009,657
                                                                  ------------            ------------
    Increase in net assets from operations                        $ 85,801,059            $ 31,156,345
                                                                  ------------            ------------
Distributions declared to shareholders -
  From net investment income                                      $   (587,939)           $       --
  From net realized gain on investments and foreign currency
    transactions                                                    (7,710,146)                   --
                                                                  ------------            ------------
    Total distributions declared to shareholders                  $ (8,298,085)           $       --
                                                                  ------------            ------------
Net increase in net assets from Series share transactions         $204,429,719            $218,978,128
                                                                  ------------            ------------
      Total increase in net assets                                $281,932,693            $250,134,473
Net assets:
  At beginning of period                                           285,844,859              35,710,386
                                                                  ------------            ------------
  At end of period (including accumulated undistributed net
    investment income of $1,317,410 and $581,473,
    respectively)                                                 $567,777,552            $285,844,859
                                                                  ============            ============

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31                     PERIOD ENDED
                                                        --------------------------------------------            DECEMBER 31,
                                                          1998               1997               1996                   1995*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $15.80             $13.13             $10.89                  $10.00
                                                        ------             ------             ------                  ------
Income from investment operations# -
  Net investment income(S)                              $ 0.06             $ 0.05             $ 0.06                  $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency transaction          3.59               2.62               2.37                    1.01
                                                        ------             ------             ------                  ------
      Total from investment operations                  $ 3.65             $ 2.67             $ 2.43                  $ 1.06
                                                        ------             ------             ------                  ------
Less distributions declared to shareholders -
  From net investment income                            $(0.03)            $ --               $(0.02)                 $(0.03)
  From net realized gain on investments and
    foreign currency transactions                        (0.37)              --                (0.16)                  (0.14)
  In excess of net realized gain on investments
    and foreign currency transactions                     --                 --                (0.01)                   --
                                                        ------             ------             ------                  ------
      Total distributions declared to
        shareholders                                    $(0.40)            $ --               $(0.19)                 $(0.17)
                                                        ------             ------             ------                  ------
Net asset value - end of period                         $19.05             $15.80             $13.13                  $10.89
                                                        ======             ======             ======                  ======
Total return                                            23.39%             20.26%             22.33%                  10.62%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.86%              0.92%              1.01%                   1.02%+
  Net investment income                                  0.33%              0.34%              0.47%                   1.15%+
Portfolio turnover                                         83%                99%                56%                     28%
Net assets at end of period (000 omitted)             $567,778           $285,845            $35,710                  $2,530

  * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Prior to January 1, 1998, subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                                           $ 0.06              $ --                   $(0.08)
    Ratios (to average net assets):
      Expenses##                                                            0.88%              1.48%                   3.90%+
      Net investment income (loss)                                          0.38%               --                   (1.73)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which comprises the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) World Governments Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, and MFS(R) Value Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/ or life insurance products. As of December 31, 1998, there were 59 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividends received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998 $16,216 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $511,037,084 and $325,019,045, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $472,890,759
                                                                  ------------
Gross unrealized appreciation                                      112,414,032
Gross unrealized depreciation                                     $(12,724,431)
                                                                  ------------
  Net unrealized appreciation                                     $ 99,689,601
                                                                  ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series' shares were as follows:

                                 YEAR ENDED DECEMBER 31, 1998      YEAR ENDED DECEMBER 31, 1997
                                -----------------------------      ----------------------------
                                    SHARES             AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                     14,540,832       $251,911,169      20,904,749      $305,485,116
Shares issued to shareholders
  in reinvestment of
  distributions                    472,018          8,298,082            --                --
Shares reacquired               (3,301,687)       (55,779,532)     (5,529,553)      (86,506,988)
                                ----------       ------------      ----------      ------------
    Net increase                11,711,163       $204,429,719      15,375,196      $218,978,128
                                ==========       ============      ==========      ============

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series' shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $3,098.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, the Series owned the following restricted securities (constituting 0.13% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                          DATE OF           SHARE
DESCRIPTION                                           ACQUISITION          AMOUNT            COST           VALUE
-------------------------------------------------------------------------------------------------------------------
Jarvis Hotels PLC                               6/24/96 - 1/05/98         369,700        $970,613        $717,556

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998, and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

FEDERAL TAX INFORMATION

The Fund has designated $756,545 as a capital gain dividend.

For the year ended December 31, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 20.13%.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                VFR-2 2/99 106M